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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 2, 1996
                                                -------------------------------

                            Berkshire Hathaway Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                  1-10125                            04 2254452
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(State or other jurisdiction                     (Commission                       (IRS Employer
    of incorporation)                            File Number)                    Identification No.)



           1440 Kiewit Plaza, Omaha, NE                                         68131
         ------------------------------------------------------------------------------------
           (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code     (402) 346-1400
                                                  -----------------------------


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         (Former name or former address, if changed since last report.)
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ITEM 5.

         On January 2, 1996, the Registrant consummated its merger with GEICO Corporation. That significant acquisition was reported on Form 8-K to the Securities and Exchange Commission on January 16, 1996. A description of the acquisition is incorporated by reference. See Exhibit 2. This filing provides supplemental disclosures with respect to Financial Statements of GEICO Corporation and pro forma financial statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The financial statements of GEICO Corporation required to be filed herewith are incorporated by reference. See Exhibit 99.1.

(b)      Pro Forma Financial Information

         The required pro forma financial information is included below as
         Exhibit 99.2.

(c)      Exhibits

          2 Agreement and Plan of Merger dated as of August 25, 1995, between the Registrant and GEICO Corporation.

                          Incorporated by reference to Exhibit 1 to the Registrant's Form 8-K dated August 25, 1995.

         23      Consent of Coopers & Lybrand L.L.P.

         99.1 Consolidated Balance Sheets of GEICO Corporation as of December 31, 1995 and 1994, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1995, together with the Notes to Consolidated Financial Statements and the related Report of Independent Accountants.

                          Incorporated by reference to Item 8 of GEICO
                          Corporation's 1995 Form 10-K (Commission File Number 1-8012) dated March 25, 1996.

         99.2 Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 1995 and Unaudited Pro Forma Combined Condensed Statements of Earnings for the year ended December 31, 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BERKSHIRE HATHAWAY INC.



Date:   March 26, 1996                 /s/Marc D. Hamburg
     ---------------------             -----------------------------------
                                          Marc D. Hamburg
                                          Vice President & Chief Financial
                                          Officer





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